Other assets	12 Months Ended
Dec. 31, 2016
Other Assets [Abstract]
Other assets
Other assets

Other assets	Dec. 31,
(in millions)	2016	2015
Corporate/bank-owned life insurance	$4,789	$4,704
Accounts receivable	4,060	3,535
Fails to deliver	1,732	1,494
Software	1,451	1,355
Renewable energy investments	1,282	640
Income taxes receivable	1,172	1,554
Equity in a joint venture and other investments	1,063	1,039
Tax advantaged low income housing investments	914	918
Prepaid pension assets	836	727
Fair value of hedging derivatives	784	716
Federal Reserve Bank stock	466	453
Prepaid expenses	438	464
Seed capital	395	245
Due from customers on acceptances	340	258
Private equity	43	34
Other	1,189	1,490
Total other assets	$20,954	$19,626

Certain seed capital and private equity investments valued using net asset value per share

In our Investment Management business, we manage investment assets, including equities, fixed income, money market and alternative investment funds for institutions and other investors. As part of that activity, we make seed capital investments in certain funds. BNY Mellon also holds private equity investments, specifically in SBICs, which are compliant with the Volcker Rule. Seed capital and private equity investments are included in other assets.

The fair value of certain of these investments has been estimated using the NAV per share of BNY Mellon’s ownership interest in the funds. The table below presents information about BNY Mellon’s investments in seed capital and private equity investments that have been valued using NAV.

Seed capital and private equity investments valued using NAV
	Dec. 31, 2016				Dec. 31, 2015
(dollar amounts in millions)	Fair value	Unfunded commitments	Redemption frequency	Redemption notice period	Fair value	Unfunded commitments	Redemption frequency	Redemption notice period
Seed capital and other funds (a)	$171	$1	Daily-quarterly	1-180 days	$83	$1	Daily-quarterly	1-180 days
Private equity investments (SBICs) (b)	43	46	N/A	N/A	34	58	N/A	N/A
Total	$214	$47			$117	$59

(a)	Other funds include various leveraged loans, structured credit funds and hedge funds. Redemption notice periods vary by fund.

(b)
Private equity investments primarily include Volcker Rule-compliant investments in SBICs that invest in various sectors of the economy. Private equity investments do not have redemption rights. Distributions from such investments will be received as the underlying investments in the private equity investments are liquidated.

Qualified affordable housing project investments

We invest in affordable housing projects primarily to satisfy the Company’s requirements under the Community Reinvestment Act. Our total investment in qualified affordable housing projects totaled $914 million at Dec. 31, 2016 and $918 million at Dec. 31, 2015. Commitments to fund future investments in qualified affordable housing projects totaled $369 million at Dec. 31, 2016 and $393 million at Dec. 31, 2015. A summary of the commitments to fund future investments is as follows: 2017—$152 million; 2018—$119 million; 2019—$81 million; 2020—$2 million; 2021—$1 million and 2022 and thereafter—$14 million.

Tax credits and other tax benefits recognized were $155 million in 2016, $130 million in 2015 and $128 million in 2014.
Amortization expense included in the provision for income taxes was $115 million in the 2016, $99 million in 2015 and $96 million in 2014.